UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Midway Gold Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MIDWAY GOLD CORP.

Suite 280, 8310 South Valley Highway

Englewood, Colorado  80112

Notice of Annual and Special Meeting of Shareholders

To all Shareholders of Midway Gold Corp.:

You are invited to attend the 2011 Annual and Special Meeting (the “Meeting”) of Shareholders of Midway Gold Corp. (the “Company” or “Midway”) to be held on May 5, 2011 at 10:00 a.m. (Vancouver time) at the offices of Stikeman Elliott, Suite 1700 Park Place, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8.  The purposes of the Meeting are:

▪

to have placed before the Meeting the audited financial statements of the Corporation for the fiscal year ended December 31, 2010 together with the auditors’ report thereon;

▪

to set the number of directors at 5;

▪

The election of the nominees to the Company’s Board of Directors are to serve until the Company’s 2012 Annual Meeting of Shareholders or until successors are duly elected and qualified. The following are nominees for election as Directors:  Daniel E. Wolfus, Kenneth A. Brunk, George T. Hawes, Frank S. Yu and Roger A. Newell;

▪

To ratify the appointment of KPMG LLP as the Company’s auditor for the fiscal year 2011 and to authorize the Board of Directors to fix the remuneration to be paid to KPMG LLP;

▪

To approve the renewal of the Company’s Stock Option Plan; and

▪

Any other business that may properly come before the Meeting.

The Board of Directors has fixed March 31, 2011 as the record date for the Meeting.  Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Meeting.  A list of shareholders as of March 31, 2011 will be available at the Meeting for inspection by any shareholders.

Shareholders will need to register at the Meeting to attend the Meeting.  If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register.  You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or letter that shows your ownership of Midway Gold Corp. shares as of March 31, 2011.  Please bring that documentation to the Meeting to register.

IMPORTANT

Whether or not you expect to attend the Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting you may, if you wish, revoke the proxy and vote your shares in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 5, 2011.  The proxy statement and annual report to shareholders are available at www.midwaygold.com and www.sedar.com.

By Order of the Board of Directors,

Daniel Wolfus, Chairman and Chief Executive Officer

Englewood, Colorado

March 31, 2011

MIDWAY GOLD CORP.

Suite 280, 8310 South Valley Highway

Englewood, Colorado  80112

Proxy Statement

for

Annual and Special Meeting of Shareholders

to be Held May 5, 2011

Unless the context requires otherwise, references in this statement to “Midway Gold,” “Midway,” the “Company,” “we,” “us,” or “our” refer to Midway Gold Corp.

The Annual and Special Meeting of Shareholders of Midway Gold Corp. will be held on May 5, 2011 at 10:00 a.m. (Vancouver time) at the offices of Stikeman Elliott, Suite 1700 Park Place, 666 Burrard Street, Vancouver, BC, Canada V6C 2X8.  We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Meeting.  The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s shares on or about April 11, 2011.

Under our Articles, at least two shareholders who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting must be present before any action may validly be taken at the Meeting.  If such a quorum is not present in person or by proxy, we will reschedule the Meeting.

The information contained in this Proxy Statement, unless otherwise indicated, is as of March 31, 2011.

References to dollars ($) in this Proxy Statement shall mean Canadian dollars unless otherwise indicated.  The average exchange rate for the fiscal year ended December 31, 2010 for the conversion of US dollars to Canadian dollars was 1.03.

The solicitation of proxies will be primarily by mail.  Certain employees or directors of Midway may also solicit proxies by telephone or in person.  The cost of solicitation will be borne by the Company.

PART 1 – VOTING

HOW A VOTE IS PASSED

Except for election of directors, all of the matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority – that is, if more than half of the votes that are cast are in favor, then the resolution is approved.  Abstentions will not be counted for or against a proposal.

The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the meeting.  The nominees with the most votes will be elected.  A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld.

WHO CAN VOTE?

If you are a registered shareholder of Midway as at March 31, 2011, you are entitled to attend the Meeting and cast a vote for each share registered in your name on all resolutions put before the Meeting.  If the shares are registered in the name of a corporation, a duly authorized officer of the corporation may attend on its behalf but documentation indicating such officer’s authority should be presented at the Meeting.  If you are a registered shareholder but do not wish to, or cannot, attend the Meeting in person you can appoint someone who will attend the Meeting and act as your proxyholder to vote in accordance with your instructions (see “Voting by Proxy”).  If your shares are registered in the name of a “nominee” (usually a bank, trust company, securities dealer or other financial institution) you should refer to the section entitled “Non-registered Shareholders” set out below.

It is important that your shares be represented at the Meeting regardless of the number of shares you hold.  If you will not be attending the Meeting in person, we invite you to complete, date, sign and return your form of proxy as soon as possible so that your shares will be represented.

VOTING BY PROXY

If you do not come to the Meeting, you can still make your votes count by appointing someone who will be there to act as your proxyholder.  You can either tell that person how you want to vote or you can let him or her decide for you.  You can do this by completing a form of proxy accompanying this Proxy Statement.

In order to be valid, you must return the completed form of proxy forty-eight hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof to our Transfer Agent, Computershare Investor Services Inc., 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 or by toll free North American fax number 1-866-249-7775 or by international fax number (416) 263-9524.

What is a proxy?

A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you.  We have enclosed a form of proxy with this Proxy Statement.  You should use it to appoint a proxyholder, although you can also use any other legal form of proxy.

Appointing a proxyholder

You can choose any individual to be your proxyholder.  It is not necessary for the person whom you choose to be a shareholder.  To make such an appointment, simply fill in the person’s name in the blank space provided in the enclosed form of proxy.  To vote your shares, your proxyholder must attend the Meeting.  If you do not fill a name in the blank space in the enclosed form of proxy, the persons named in the form of proxy are appointed to act as your proxyholder.  Those persons are directors and/or officers of Midway.

Instructing your proxyholder

You may indicate on your form of proxy how you wish your proxyholder to vote your shares.  To do this, simply mark the appropriate boxes on the form of proxy.  If you do this, your proxyholder must vote your shares in accordance with the instructions you have given.

If you do not give any instructions as to how to vote on a particular issue to be decided at the Meeting, your proxyholder can vote your shares as he or she thinks fit.  If you have appointed the persons designated in the form of proxy as your proxyholder they will, unless you give contrary instructions, vote your shares at the Meeting as follows:

FOR setting the number of directors at 5;

FOR the election of the proposed nominees as directors;

FOR the re-appointment of KPMG LLP as the Company’s auditor for the fiscal year 2011 and to authorize the Board of Directors to fix the remuneration to be paid to KPMG LLP; and

FOR the resolution to approve the renewal of the Company’s Stock Option Plan.

For more information about these matters, see Part 3 - The Business of the Meeting.  The enclosed form of proxy gives the persons named on it the authority to use their discretion in voting on amendments or variations to matters identified on the Notice of Meeting.  At the time of printing this Proxy Statement, the management of Midway is not aware of any other matter to be presented for action at the Meeting.  If, however, other matters do properly come before the Meeting, the persons named on the enclosed form of proxy will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the form of proxy with respect to such matters and in accordance with applicable law.

Changing your mind

If you want to revoke your proxy after you have delivered it, you can do so at any time before it is used.  You may do this by (a) attending the Meeting and voting in person; (b) signing a proxy bearing a later date; (c) signing a written statement which indicates, clearly, that you want to revoke your proxy and delivering this signed written statement to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; or (d) in any other manner permitted by law.

Your proxy will only be revoked if a revocation is received by 4:00 in the afternoon (Englewood time) on the last business day before the day of the Meeting, or any adjournment thereof, or delivered to the person presiding at the Meeting before it (or any adjournment) commences.  If you revoke your proxy and do not replace it with another that is deposited with us before the deadline, you can still vote your shares but to do so you must attend the Meeting in person.

NON-REGISTERED SHAREHOLDERS

If your shares are not registered in your own name, they will be held in the name of a “nominee,” usually a bank, trust company, securities dealer or other financial institution and, as such, your nominee will be the entity legally entitled to vote your common shares and must seek your instructions as to how to vote your shares.

Accordingly, unless you have previously informed your nominee that you do not wish to receive material relating to shareholders’ meetings, you will have received this Proxy Statement from your nominee, together with a form of proxy or a request for voting instruction form.  If that is the case, it is most important that you comply strictly with the instructions that have been given to you by your nominee on the voting instruction form.  If you have voted and wish to change your voting instructions, you should contact your nominee to discuss whether this is possible and what procedures you must follow.

If your shares are not registered in your own name, Midway’s Transfer Agent will not have a record of your name and, as a result, unless your nominee has appointed you as a proxyholder, will have no knowledge of your entitlement to vote.  If you wish to vote in person at the Meeting, therefore, please insert your own name in the space provided on the form of proxy or voting instruction form that you have received from your nominee.  If you do this, you will be instructing your nominee to appoint you as proxyholder.  Please adhere strictly to the signature and return instructions provided by your nominee.  It is not necessary to complete the form in any other respect, since you will be voting at the Meeting in person.  Please register with the Transfer Agent, Computershare Investor Services Inc., upon arrival at the Meeting.

The Notice of Meeting, this Proxy Statement and our Annual Report filed on Form 10-K for the fiscal year ended December 31, 2010 are being sent to both registered and non-registered owners of our common shares.  If you are a non-registered owner and we have sent these materials to you directly, your name and address and information about your holdings of common shares of Midway have been obtained in accordance with applicable securities regulatory requirements from the nominee holding the securities on your behalf.  By choosing to send these materials to you directly, Midway (and not your nominee) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions form.

Broker Non-Votes

In the United States, brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares at their discretion on routine matters, but not on non-routine matters.  Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers may not vote shares held in street name for their customers in relation to this item of business without direction from their customers.  Brokers may also not vote shares held in street name for their customers in relation to the stock option plan renewal without direction from their customers.  The appointment of the Company's auditors for the 2011 fiscal year is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers in relation to this item of business.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors.

PART 2 - VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

Midway has authorized capital of an unlimited number of common shares.  Each shareholder is entitled to one vote for each common share registered in his or her name at the close of business on March 31, 2011, the date fixed by our directors as the record date for determining who is entitled to receive notice of and to vote at the Meeting.  No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

At the close of business on March 31, 2011, 101,655,246 of our common shares were outstanding.  To the knowledge of our directors and officers, there is no one person or company who or which beneficially own, directly or indirectly, or exercised control or direction over common shares carrying more than 10% of the voting rights attached to all outstanding  common shares.

PART 3 - THE BUSINESS OF THE MEETING

PROPOSALS 1 & 2 – NUMBER AND ELECTION OF DIRECTORS

What am I voting on?

Under the Articles of the Company, the number of directors may be fixed or changed from time to time by ordinary resolution but shall not be fewer than three.  There are currently five directors and five nominees are proposed by management for election as directors at the Meeting.

Unless you give other instructions, the persons named in the enclosed form of proxy intend to vote FOR setting the number of directors at five.

The Board of Directors has nominated five (5) of the current Board members for election at the 2011 Annual Meeting, to hold office until the 2012 Annual Meeting:

▪

Daniel E. Wolfus

▪

Kenneth A. Brunk

▪

George T. Hawes,

▪

Frank S. Yu, and

▪

Roger A. Newell

Each of the nominees has agreed to stand for election and we are not aware of any intention of any of them not to do so. Directors of Midway are elected for a term of one year.  The term of office of each of the nominees proposed for election as a director will expire at the Meeting, and each of them, if elected, will serve until the close of the next annual general meeting, unless he or she resigns or otherwise vacates office before that time.  The persons named above will be presented for election at the Meeting as management’s nominees for the Board of Directors, and the persons named in the enclosed instrument of Proxy intend to vote for the election of these nominees.

The Board of Directors recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to Midway’s directors and executive officers at December 31, 2010. The term for each director expires at Midway’s next annual meeting or until his or her successor is appointed.  The ages of the directors and executive officers are shown as of December 31, 2010.

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director or Officer Since	Age
Daniel E. Wolfus (5) Chairman, Chief Executive Officer and Director California, USA	Executive Chairman and Chief Executive Officer of the Company since December 23, 2009	November 21, 2008	65
Kenneth A. Brunk(5) President, Chief Operating Officer and Director Colorado, USA	President and Chief Operating Officer of the Company from May 12, 2010 to the present. From March 25, 2008 to May 11, 2009 Senior Vice President and Chief Operating Officer of Romarco Minerals Inc.; from December 2001 to January 2007 President and Chief Executive Officer of Harrison Western Group which provided engineering services, process technology, mining and construction services to the mining industry.	May 12, 2010	64
George T. Hawes (2) (3) (4) Director New York, USA	President of G.T. Hawes & Co., a private New York real estate and investment company	June 12, 2003	64
Frank S. Yu (2) (3) (4) (5) Director Nevada, USA	Retired Businessman	November 21, 2008	61
Roger A. Newell, PhD(2)(3)(4) (5) Director Colorado, USA	Chairman of Lake Victoria Mining Company since August 2010. President and director of Lake Victoria Mining from June 2008 to August 2010.	December 23, 2009	68

Name, Current Position and Province or State of Residence(1)	Principal Occupation	Director or Officer Since	Age
Doris A. Meyer (5) Chief Financial Officer and Corporate Secretary British Columbia, Canada	Certified General Accountant and President and Chief Executive Officer of Golden Oak Corporate Services Ltd., a private financial reporting and corporate compliance firm.	December 1, 2006	58
Richard D. Moritz (6) Vice President of Project Development Colorado, USA	Vice President of Project Development of the Company	July 1, 2010	54
William S. Neal (7) Vice President of Geological Services Montana, USA	Vice President of Geological Services of the Company since June 17, 2010.	June 17, 2010	57

(1)

The information as to residence and principal occupation, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually.

(2)

Member of the Audit Committee

(3)

Member of the Compensation Committee

(4)

Member of the Corporate Governance and Nominating Committee

(5)

Member of the Disclosure Committee

(6)

Mr. Moritz was hired on June 17, 2010

(7)

Mr. Neal has worked for the Company since March 15, 2007, and he was appointed to an executive role on June 17, 2010.

The following is a description of the business background of the directors and executive officers of the Company.

Daniel E. Wolfus – Chairman, Chief Executive Officer and a Director.  Mr. Wolfus gained over 28 years of investment banking experience, firstly with E.F. Hutton & Co., where Mr. Wolfus became a partner and Senior Vice President in charge of the West Coast Corporate Finance Department, followed by his tenure as Chairman, CEO and chief organizer of Hancock Savings Bank in Los Angeles.  During his term with Hancock Savings the bank grew to $225 million in assets before its sale in 1997.  Mr. Wolfus earned a MBA in Finance and a BA-Economics at the University California, Los Angeles.  From 1997 until it was dissolved in May 2008, Mr. Wolfus was the owner, president and publisher of a nationwide publication named “Estylo” for the Hispanic Market.  He is currently a director of Melkior Resources Inc. (TSX-V) and EMC Metals Corp. (TSX).  Mr. Wolfus also serves in various charitable and non-profit organizations in the United States. Mr. Wolfus has served as a director of Midway since November 21, 2008 and on December 16, 2009 Mr. Wolfus was appointed as a full time Chairman and Chief Executive Officer of Midway.

For the following reasons the Board concluded that Mr. Wolfus should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Wolfus’ extensive experience in the finance and banking industry give him a unique skill set that is important to the Company’s financial management and financing activities.  Further, Mr. Wolfus’ experience on the board of directors of several other small mining companies, gives him the management experience necessary to be the Company’s Chairman and Chief Executive Officer.

Kenneth A. Brunk – President, Chief Operating Officer and Director.  Mr. Brunk is our President and Chief Operating Officer since May 12, 2010 when he replaced Alan Branham in that role.  Mr. Brunk dedicates 100% of his working time to the business of Midway.   Mr. Brunk, a Qualified Person, holds a degree in Metallurgical Engineering from Michigan Technological University and throughout his forty-two year career has conducted numerous feasibility studies and has as well been responsible for designing, constructing, staffing and operating multiple mining operations and improving process efficiencies around the world.  Prior to joining Midway, he served as Chief Operating Officer of Romarco Minerals Inc., where he led Romarco through the feasibility study on its Haile Gold Mine project.  Mr. Brunk’s efforts aided in elevating Haile from a prospective exploration effort to a successful world-class mine development project.  Previously, as Senior Vice President and Senior Technical Officer at Newmont, Mr. Brunk was responsible for all of the technical functions of the operating, mine planning, metallurgical development, projects, and engineering groups within Newmont.   Mr. Brunk has been an officer since May 12, 2010 and a director since December 6, 2010.

For the following reasons the Board concluded that Mr. Brunk should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Brunk’s extensive management experience in mining operations in the United States enables him to provide operating insights to the Board.  Further, his training and experience as a metallurgical engineer allow him to bring technical expertise in regard to mine development and operations to the Board.  Mr. Brunk has experience on the boards of other development and production mining companies, technology companies, professional organizations and charitable groups.

George T. Hawes – Director.  Mr. Hawes has served as President of G.T. Hawes & Co., a private New York real estate and investment company, from 1979 to present.   He is a director American Vanadium Corp. (formerly Rocky Mountain Resources Corp. (TSX-V)) since 2007.  Mr. Hawes has served as a director of Midway since June 12, 2003 and he is chairman of our audit committee.

For the following reasons the Board concluded that Mr. Hawes should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Hawes’s experience as the President of an investment company brings specialized insight to the Board regarding financial management and financing activities.  Further, his financial expertise and experience with other small public companies provides the Board with financial oversight capabilities that is crucial to the Board’s risk management role in the Company and to his role as Chairman of the Company’s Audit Committee.

Frank S. Yu – Director.  Outside of his directorship for Midway, Mr. Yu has been retired and acting as a private investor since 2001.  Before retirement, Mr. Yu was a senior engineering executive with over 20 years of technical and management positions in major, and start-up computer and communication companies.  He earned a Ph.D. in Computer Science at Stanford University and he has been involved with both communication and computer server companies which were later taken public or acquired.  Mr. Yu has served as a director of Midway since November 21, 2008.

For the following reasons the Board concluded that Mr. Yu should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Yu’s background as an engineering executive with years of technical and management experience in start-up companies brings to the Board a unique skill set regarding small company growth and management issues.

Roger A. Newell, PhD – Director.  Dr. Newell holds a Ph.D. in mineral exploration from Stanford University, and has more than forty years of experience in the mining industry. Dr. Newell also holds a M.Sc. in geology from the Colorado School of Mines and is a past president of the Alumni Association. Dr. Newell is renowned internationally for recognizing the potential of the Carlin Trend in Nevada. Under his direction Newmont Mining Company established new exploration programs in Nevada, which ultimately lead to Newmont Mining becoming the world’s largest gold producer and with Nevada operations yielding over 1,000,000 ounces per year. Dr. Newell served as Vice President of Development for Capital Gold Corp (US ticker symbol CGLD) from 2000 to 2007. He was President of CGLD’s Mexican subsidiary, Minera Santa Rita, where he was responsible for bringing the company’s El Chanate gold mine into production. He continued to serve as a member of Capital Gold’s Board of Directors until November 2009. Prior to his time at Capital Gold, he served as Exploration Manager/Senior Geologist for the Newmont Mining Company; Exploration Manager for Gold Fields Mining Company; and Vice President - Development, for Western Exploration Company. He joined Kilimanjaro Mining Company in October, 2007 as a Director and Vice President of Exploration and is Chairman and a Director of Lake Victoria Mining Company Inc.

For the following reasons the Board concluded that Mr. Newell should serve as a director of Midway in light of its business and structure, at the time it files this Proxy Statement. Mr. Newell’s experiences at Newmont Mining Company in establishing exploration programs in Nevada bring to the Board extensive insight to the proper management and direction of the Company’s Nevada properties.  Further, Mr. Newell’s experience in management of several other mining companies, both large and small, brings essential risk management skills to the Board.

Doris A. Meyer, CGA – Chief Financial Officer and Corporate Secretary.  Ms. Meyer is a Canadian Certified General Accountant and Chief Financial Officer and Corporate Secretary of Midway. Ms. Meyer gained her experience in the mining industry as Vice President, Finance of Queenstake from 1985 to 2003 and Corporate Secretary until 2004. Since 1996, Ms Meyer has owned and served as President of Golden Oak Corporate Services Ltd., which provides publicly traded mineral exploration companies with administrative, accounting and corporate and regulatory compliance services. Ms. Meyer serves as an officer and/or director of: Crescent Resources Corp. (TSX-V), Chief Financial Officer and Corporate Secretary; Kalimantan Gold Corporation Limited (TSX-V; AIM), Director and Chief Financial Officer; Miranda Gold Corp. (TSX-V), Chief Financial Officer and Corporate Secretary; Regency Gold Corp. (TSX.V), Director, and Chief Financial Officer, Corporate Secretary; Santa Barbara Resources Limited (TSX-V), Chief Financial Officer and Corporate Secretary; Sunridge Gold Corp. (TSX-V), Director, Chief Financial Officer and Corporate Secretary, and Tournigan Energy Ltd, (TSX-V), Chief Financial Officer and Corporate Secretary.  Ms. Meyer has served as the Chief Financial Officer and Corporate Secretary of Midway since December 1, 2006 and she devotes approximately 10% of her professional time on Midway business with approximately another 20% of time spent on Midway business by other Golden Oak employees.

Richard D. Moritz, Vice President of Project Development.  Mr. Moritz holds a B.S. in Mining Engineering and M.S. in Business Administration, both from the University of Nevada, Reno. Mr. Moritz joins Midway from Gustavson Associates, LLC, where he conducted feasibility studies, process engineering, mine planning, and technical evaluation services.  His 30-year career spans technical and management positions with Royal Gold, Bateman Engineering, Nerco Minerals, and Falcon Exploration.  His specialty is the engineering and optimization of mines and processing plants, including start-up efforts in North and South America, Central Asia, and Australia.  He is responsible for the oversight of engineering, technical personnel, permitting, and construction at the Company’s projects.

William S. Neal, Vice President of Geological Services.  Mr. Neal earned a Master of Science Degree from Washington State University and a Bachelor of Science degree from Colorado State University. In November 2007, Mr. Neal began working for Midway and on June 17, 2010, he was named Vice President of Geological Services. Mr. Neal is charged with developing the discovery process on Midway's exploration projects and identifying new opportunities though discovery and acquisition. Mr. Neal, a geologist for over 30 years, served as a senior geologist for Battle Mountain Gold in the Northwestern United States and Vice President of Exploration for Hanover Gold. Mr. Neal was instrumental in four of Midway's discoveries at the Spring Valley project, Nevada.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Arrangements between Officer and Directors

To our knowledge, there are no arrangements or understandings between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Legal Proceedings, Cease Trade Orders and Bankruptcy

As of the date of this Proxy Statement, no director or executive officer of Midway and no shareholder holding more than 5% of any class of voting securities in Midway, or any associate of any such director, officer or shareholder is a party adverse to Midway or any of our subsidiaries or has an interest adverse to Midway or any of our subsidiaries.

No director or executive officer of Midway is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Midway), that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including Midway) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(d)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director or executive officer of Midway, and no shareholder holding a sufficient number of securities of Midway to affect materially the control of Midway has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)

any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

CORPORATE GOVERNANCE

Regulation 14A under the United States Securities Exchange Act of 1934, as amended, and National Instrument 58-101 (“NI 58-101”) Disclosure of Corporate Governance Practices of the Canadian Securities Administrators requires the Company to annually disclose certain information regarding its corporate governance practices.   Those practices are as follows:

Structure of Board of Directors

The Articles of the Company require the Board of Directors to have at least three directors.  The current Board is comprised of five directors.

Director Independence

We had five directors as of December 31, 2010, including three independent directors that constitute the majority of the board of directors:

▪

Daniel E. Wolfus;

▪

Kenneth A. Brunk;

▪

George T. Hawes (independent);

▪

Frank S. Yu (independent); and

▪

Roger A. Newell (independent).

The Company’s Board of Directors has determined that George T. Hawes, Frank S. Yu and Roger A. Newell are independent directors of the Company based on the definition of independence under NI 58-101 and section 803A of the NYSE Amex Equities Company Guide and that Daniel E. Wolfus and Ken Brunk, being officers and employees of the Company are not independent.

Meetings of the Board and Board Member Attendance of Annual Meeting

During the fiscal year ended December 31, 2010, the Board held twelve (12) meetings of the Board.  None of the incumbent directors attended fewer than 80% of the Board meetings.

Directors are not required to attend the annual meeting.  Five directors attended last year’s Annual and Special Meeting of the Shareholders.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112; telephone 720-979-0900; fax 720-979-0898.  The Company’s Secretary will forward communications directly to the appropriate Board member.  If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board.  The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Orientation and Continuing Education

The Board has not established a formal orientation policy for new members of the Board but ensures that new directors are briefed with the policies of the Board and other relevant corporate and business information. The current directors are experienced in boardroom procedures and corporate governance and have a good understanding of the Company's business. The Board will provide continuing education opportunities for all directors as such needs arise so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company's business remains current.

Nomination of Directors

Based on recommendations from the Corporate Governance and Nominating Committee (see “Board Committees” below), the Board determines new nominees to the Board; although a formal process has not been adopted.  The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and President of Midway.  The Board monitors but does not formally assess the performance of individual Board members or committee members on their contributions.

Diversity of the Board

The Company does not have a formal policy regarding diversity in the selection of nominees for directors.  The Corporate Governance and Nominating Committee do however consider diversity as part of its overall selection strategy.  In considering diversity of the Board as a criteria for selecting nominees, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee seek persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance and Nominating Committee believe that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter.

BOARD COMMITTEES

Our Board of Directors has established three board committees: a Compensation Committee, an Audit Committee, and a Corporate Governance and Nominating Committee.  The Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer and two independent directors sit on the Company’s Disclosure Committee.  The information below sets forth the current members of each of Midway’s board committees and summarizes the functions of each of the committees in accordance with their mandates.

Compensation Committee

The Board has established a Compensation Committee, currently comprised of Frank Yu (Chairman), George Hawes and Roger Newell, each an independent director under the rules of NI 58-101 and the NYSE Amex Equities.

Under a charter adopted by the Board that complies with the requirements of NI 58-101 and the NYSE Amex Equities, the Compensation Committee is a committee of the Board of Directors with the primary function of assisting the Board of Directors in fulfilling its oversight responsibilities by establishing appropriate performance criteria for the senior management team, and approving the compensation of the senior management team and the directors.  Additionally, the Committee is responsible for:

·

reviewing and approving and then recommending to the Board of Directors salary, bonus, and other benefits, direct or indirect, and any change control packages of the Chairperson of the Board of Directors, the President, the Chief Financial Officer and other members of the senior management team;

·

recommendation of salary guidelines to the Board of Directors; and

·

administration of the Company’s compensation plans, including stock option plans, outside director’s compensation plans, and such other compensation plans or structures as are adopted by the Company from time-to-time.

The Compensation Committee shall be comprised at all times of three or more directors as determined by the Board of Directors, each of whom shall be independent directors.  The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.

During the fiscal year ended December 31, 2010, the Compensation Committee met once.  A copy of the Compensation Committee charter can be found on the Company’s website at www.midwaygold.com.

Audit Committee

Audit Committee and Audit Committee Financial Experts

We have a standing audit committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the requirements of the NYSE Amex Equities Company Guide.  Our audit committee was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Our audit committee is comprised of three “independent” directors (in accordance with NI 58-101, Rule 10A-3 and the requirements of section 803B of the NYSE Amex Equities Company Guide):  George T. Hawes (Chairman), Roger Newell and Frank Yu. George T. Hawes satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in the NYSE Amex Equities Company Guide and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

During the fiscal year ended December 31, 2010, the Audit Committee met four (4) times.  A copy of the Audit Committee charter is attached hereto as Schedule A and can be found on the Company’s website at www.midwaygold.com.

Audit Committee Report

The Company's Board of Directors has adopted a Charter for the Audit Committee which sets out the Committee's mandate, organization, powers and responsibilities. The complete Charter is attached as Schedule "A" to this Proxy Statement.  The Company’s Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE Amex Equities.

The Audit Committee is principally responsible for:

▪

recommending to the Company's Board of Directors the external auditor to be nominated for election by the Company's shareholders at each annual general meeting and negotiating the compensation of such external auditor;

▪

overseeing the work of the external auditor;

▪

reviewing the Company's annual and interim financial statements, Management Discussion & Analysis (MD&A) and press releases regarding earnings before they are reviewed and approved by the Board of Directors and publicly disseminated by the Company; and

▪

reviewing the Company's financial reporting procedures and internal controls to ensure adequate procedures are in place for the Company's public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

In the course of providing its oversight responsibilities regarding the 2010 financial statements, the Audit Committee reviewed the 2010 audited financial statements which appear in the Annual Report to the Securities and Exchange Commission on Form 10-K to shareholders, with management and the Company’s independent auditors.  The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of the Company’s most recently completed fiscal year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.  The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in section 7 “Powers and Responsibilities – Performance & Completion by Auditor of its Work” of the Audit Committee Charter.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present.  The Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2010. The Committee and the Board have also recommended the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2011.

Submitted by the Audit Committee Members

George T. Hawes (Chairman)

Roger A. Newell

Frank S. Yu

Corporate Governance and Nominating Committee

Midway has created a Corporate Governance and Nominating Committee comprised of Roger A. Newell  (Chairman), George T. Hawes and Frank S. Yu, each an independent director under the rules of NI 58-101 and the NYSE Amex Equities.   A Corporate Governance and Nominating Committee charter was adopted by the Board of Directors.

The primary purpose of the Corporate Governance and Nominating Committee is to:

?

identify individuals qualified to become Board members;

?

recommend candidates to fill Board vacancies and newly created Director positions;

?

recommend whether incumbent Directors should be nominated for re-election to the Board upon expiration of their terms; and

?

make recommendations to the Board with respect to developments in the areas of corporate governance and the practices of the Board.  It will also assume responsibility for developing the Company’s approach to governance issues.

The Corporate Governance and Nominating Committee shall be comprised at all times of three or more directors as determined by the Board of Directors, each of whom shall be independent directors.

Based on recommendations from the Corporate Governance and Nominating Committee, the Board determines new nominees to the Board; although a formal process has not been adopted.  The nominees are generally the result of recruitment efforts by the Board members, including both formal and informal discussions among Board members and the Chairman and the President of Midway.  The Board monitors but does not formally assess the performance of individual Board members or committee members on their contributions.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board.  The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board.  No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

There have been no changes in the Company’s procedures by which shareholders of the Company may recommend nominees to the Company’s Board of Directors.

On March 16, 2011 the Corporate Governance and Nominating Committee held its annual review meeting including the disclosure in this Proxy Statement.  A copy of the Corporate Governance and Nominating Committee charter can be found on the Company’s website at www.midwaygold.com.

Disclosure Committee

Due to the rapid growth of the Company and its dual listing on the NYSE Amex Equities in the United States and the TSX-V in Canada, the Board has adopted a formal Communications Policy and has established a Disclosure Committee responsible for the implementation of this policy.  Currently the Disclosure Committee members are Daniel E. Wolfus, Kenneth A. Brunk, Doris A. Meyer, Roger A. Newell and Frank S. Yu.  The purpose of the Disclosure Committee is to ensure that the Company complies with its timely disclosure obligations as required under applicable Canadian and United States securities laws.

Assessments

The Board does not, at present, have a formal process in place for assessing the effectiveness of the Board as a whole, its committees or individual directors but will consider implementing one in the future should circumstances warrant. Based on the Company’s small size, its stage of development and the limited number of the Board, the Board considers a formal assessment process to be inappropriate at this time. The Board will annually review its own performance and effectiveness as well as review annually the Audit Committee Charter and recommend revisions to the Board as necessary. Effectiveness is subjectively measured by comparing actual corporate results with stated objectives. The contributions of an individual director are informally monitored by the other Board members, having in mind the business strengths of the individual and the purpose of originally nominating the individual to the Board. The Board intends to continue evaluating its own effectiveness and the effectiveness of its committees through informal discussions amongst the Board members.

OTHER GOVERNANCE MATTERS

Quorum Exemption under Section 110 of the NYSE Amex Equities Company Guide

Section 110 of the NYSE Amex Equities Company Guide recognizes that the Company must operate in accordance with the laws and customary practices of its country of incorporation, to the extent not contrary to US federal securities laws.  In respect to certain matters, the Company follows Canadian practices that differ from the requirements of the NYSE Amex Equities Company Guide.  The Company posts on its website at www.midwaygold.com the ways in which the Company’s practices differ from those of the NYSE Amex Equities Company Guide.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.  Under Canadian National Instrument 55-102 for Electronic Disclosure by Insiders (SEDI), these same persons are required to register and file reports of initial ownership and changes in ownership with the TSX-V and applicable securities commissions on SEDI.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2010.

Code of Ethics

Each director, officer and employee is expected to comply with relevant corporate and securities laws and, where applicable, the terms of their employment agreements in a manner that enhances shareholder value and is consistent with the highest level of integrity. The Board monitors on an ongoing basis the activities of management and ensures that the highest standard of ethical conduct is maintained.  One of the ways the Board monitors the activities is by posting the contact information of the Chairman of the Audit Committee to report any complaints regarding accounting, internal accounting controls or audit related complaints.  No complaints have been made.

The Board has adopted a formal written code of ethical business conduct for its directors, officers and employees.  The Code of Ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

▪

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

▪

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;

▪

Compliance with applicable governmental laws, rules and regulations;

▪

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

▪

Accountability for adherence to the code.

No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2010.

The Code of Ethics is available on our website at www.midwaygold.com.  A copy of the Company’s Code of Ethics will be provided, without charge, upon written request to the Corporate Office of Midway Gold Corp. at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112.

Board Leadership Structure

The Board has reviewed our company’s current Board leadership structure — which consists of a combined Chairman and Chief Executive Officer— in light of the composition of the Board, the company’s size, the nature of the company’s business, the regulatory framework under which the company operates, the company’s shareholder base, the Company’s peer group and other relevant factors, and has determined that a combined Chairman and Chief Executive Officer position is currently the most appropriate Board leadership structure for our company. The Board noted the following factors in reaching its determination:

•	The Board acts efficiently and effectively under its current structure, where the Chief Executive Officer also acts as Chairman.

•

A combined Chairman/Chief Executive Officer is in the best position to be aware of major issues facing the company on a day-to-day and long-term basis, and is in the best position to identify key risks and developments facing the company to be brought to the Board’s attention.

•	A combined Chairman/Chief Executive Officer position reduces the potential for confusion and duplication of efforts, including among employees.

•

A combined Chairman/Chief Executive Officer position reduces the potential for confusion as to who leads the company, providing the company with a single public “face” in dealing with shareholders, employees, regulators, analysts and other constituencies.

•	A substantial majority of the Company’s peer group utilizes a Board structure with a combined Chairman and Chief Executive Officer.

The Company does not have a lead independent director.  Given the size of the Board, the Board believes that the presence of three independent directors out of the five directors on the Board, each of whom sits on the Board’s committees, is sufficient independent oversight of the Chairman/Chief Executive Officer.  The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

The Role of the Board in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by George Hawes and all of the Company’s three independent directors sits on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the company’s methods for identifying and managing risks.

The company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	Provide that risks are identified, monitored, reported, and priced properly;

•	Define and communicate the types and amount of risk the Company is willing to take;

•	Communicate to the appropriate management level the type and amount of risk taken;

•	Maintain a risk management organization that is independent of the risk-taking activities; and

•	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

EXECUTIVE COMPENSATION

Summary Compensation Table

Daniel E. Wolfus served as Chairman and Chief Executive Officer and Doris Meyer served as Chief Financial Officer throughout the financial year ended December 31, 2010.  Alan D. Branham served as President and Chief Operating Officer from January 1, 2010 to May 17, 2010 and Kenneth A. Brunk served as President and Chief Operating Officer from May 18, 2010 to December 31, 2010 with Richard D. Moritz and William Neal serving as executives since June 2010 (together, the “Named Executive Officers”) of Midway. There are no other executive officers of Midway and there are no other officers who were paid more than $150,000 in compensation during that financial year.  A summary of cash and other compensation paid for our Named Executive Officer and other named executive officers for the last three fiscal years is as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (5) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Daniel E. Wolfus – Chairman, Chief Executive Officer and Director since December 23, 2009 (1)	2010 2009	$132,245 $2,500	Nil Nil	Nil Nil	$100,000 $640,000	Nil Nil	Nil Nil	Nil $42,824	$232,245 $685,324

Kenneth A. Brunk - President, Chief Operating Officer and Director since May 18, 2010 (1)	2010	$95,513	Nil	Nil	$345,050	Nil	Nil	Nil	$440,563

Alan D. Branham -President, Chief Operating Officer and Director until May 17, 2010 (1)	2010 2009 2008	$120,662 $171,297 $159,902	Nil Nil Nil	Nil Nil Nil	$80,000 $66,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$200,662 $237,297 $159,902

Doris A. Meyer - Chief Financial Officer and Corporate Secretary (2)	2010 2009 2008	$96,750 $90,000 $90,000	Nil $15,000 Nil	Nil Nil Nil	$50,000 $33,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$146,750 $148,000 $90,000

Richard D. Moritz (3) – Vice President of Project Development	2010	$72,191	Nil	Nil	$40,000	Nil	Nil	Nil	$112,191

William S. Neal (4) Vice President of Geological Services	2010 2009 2008	$123,756 $137,037 $128,052	Nil Nil Nil	Nil Nil Nil	$50,000 $49,500 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	$173,756 $186,537 $128,052

(1)

Mr. Wolfus, Mr. Brunk and Mr. Branham are paid an annual salary or fees in US dollars by MGC Resources Inc., a subsidiary of the Company. These amounts have been translated into Canadian dollars at the average respective exchange rates for each year.

(2)

Ms. Meyer was appointed Chief Financial Officer and Corporate Secretary of the Company on November 30, 2006.  Consulting fees are paid to Golden Oak Corporate Services Ltd., a company owned by Ms. Meyer.

(3)

Mr. Moritz was appointed Vice President of Project Development on June 17, 2010 and he is paid an annual salary in US dollars by MGC Resources Inc. a subsidiary of the Company. These amounts have been translated into Canadian dollars at the average respective exchange rates for the period.

(4)

Mr. Neal was hired on March 15, 2007 and on June 17, 2010 was appointed Vice President of Geological Services and he is paid an annual salary in US dollars by MGC Resources Inc. a subsidiary of the Company. These amounts have been translated into Canadian dollars at the average respective exchange rates for each year.

 (5)

This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2010.  There was no cash compensation paid to any of the NEOs disclosed in the above table in connection with “option-based awards”.  The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and Section 3870 of the CICA Handbook and will be recognized over the vesting term of the option.  The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

Compensation Discussion and Analysis

Compensation Philosophy

Our overall compensation philosophy is to provide a compensation package that enables us to attract, retain and motivate named executive officers to achieve our short-term and long-term business goals. Consistent with this philosophy, the following goals provide a framework for our named executive officers compensation program:

▪

Pay competitively to attract, retain, and motivate named executive officers;

▪

Relate total compensation for each named executive officer to overall company performance as well as individual performance;

▪

Aggregate the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

▪

Expose a portion of each named executive officer’s compensation to risk, the degree of which will positively correlate to the level of the named executive officer’s responsibility and performance; and

▪

Align the interests of our named executive officers with those of our stockholders.

Oversight of Executive Compensation Program

The Compensation Committee is responsible for establishing a compensation policy and administering the compensation programs of our executive officers.  The members of the Compensation Committee are Frank Yu, Chairman, George Hawes, and Roger Newell, each an independent director under the rules of the NYSE Amex Equities.

The amount of compensation paid by us to each of our directors and named officers and the terms of those persons’ employment is determined solely by the Compensation Committee.  We believe that the compensation paid to its directors and officers is fair to Midway.

Executive Compensation Program Overview

The executive compensation package available to our named executive officers is comprised of:

▪

base salary;

▪

equity based compensation; and

▪

other welfare and health benefits.

Base Salary

The base salary currently paid to our named executive officers is commensurate with the nature of our business and their individual experience, duties and scope of responsibilities.  In the future, we intend to pay competitive base salaries required to recruit and retain executives of the quality that we must employ to ensure our success.

In making determinations of salary levels for the named executive officers, the Compensation Committee is likely to consider the entire compensation package for named executive officers, including the equity compensation provided under stock option plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive’s level of responsibility. The Compensation Committee is likely to determine the level of any salary increase after reviewing the qualifications, experience, and performance of the particular executive officer and the nature of our business, the complexity of its activities, and the importance of the executive’s contribution to the success of the business.

The Compensation Committee may also take into consideration salaries paid to others in similar positions in the Company’s industry based on the experience of the Compensation Committee members and publicly available information. The Company’s peer group for the purposes of the 2010 salary comparison included Sunridge Gold Corp., Miranda Gold Corp. and AuEx Ventures, Inc.   The discussion of the information and factors considered and given weight by the Compensation Committee is not intended to be exhaustive, but it is believed to include all material factors considered by the Compensation Committee.  In reaching the determination to approve and recommend the base salaries the Compensation Committee did not assign any relative or specific weight to the factors which were considered, and individual directors may have given a different weight to each factor.  The Compensation Committee will review and adjust the base salaries of our executive officers when deemed appropriate.

Equity Awards

Equity awards for our named executive officers are and will be granted from our Stock Option Plan, adopted by the Board of Directors on May 6, 2003 as amended on May 12, 2008.  The Company grants awards under the Stock Option Plan in order to align the interests of the named executive officers with our stockholders, and to motivate and reward the named executive officers to increase the stockholder value of the Company over the long term.

The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.

Under the terms of the current Stock Option Plan, the number of common shares that may be issued or allotted and reserved for issuance from time to time upon the exercise of options granted under the Stock Option Plan cannot exceed 10% of the issued and outstanding common shares and may not exceed 5% to any individual (maximum of 2% to any consultant).

We believe that equity compensation is necessary to advance the interests of the Company and its shareholders by enhancing the ability of the Company to attract and retain the best available talent and to encourage the highest level of performance by senior officers, key employees, directors and consultants of the Company and of its subsidiaries through ownership of common shares in the Company.

Employment and Consulting Agreements

Alan D. Branham, our former President and Chief Operating Officer, had been operating under an employment agreement dated May 1, 2004 (amended on January 31, 2007).  On June 1, 2010 the Company and Mr. Branham entered into a change of status agreement where Mr. Branham was paid US$12,500 a month until June 30, 2010 after which he will continue as a consultant to Midway at the rate of US$7,000 a month until February 7, 2011 after which he will be engaged at the rate of US$100 per month until June 30, 2015 unless terminated sooner.

Midway, Doris A. Meyer and her wholly owned private British Columbia company, Golden Oak Corporate Services Ltd. entered into a contract on July 1, 2010 replacing a November 15, 2006 contract whereby Ms. Meyer agreed to be Midway’s Chief Financial Officer and Corporate Secretary and Golden Oak provides bookkeeping, accounting, financial reporting, corporate and regulatory compliance services to Midway.  Golden Oak shall be paid an annual service fee of $103,500 payable in equal monthly instalments in consideration for its services under the consulting agreement.  Golden Oak is paid additional service fees for services provided that is outside of the ordinary compliance services as negotiated between Golden Oak and the Company.  The Company consented to Ms. Meyer and Golden Oak engaging in business with companies that operate in the same field of activities as the Company and its subsidiaries.  Golden Oak and Ms. Meyer may also accept employment with or render services to other mining companies, subject to Ms. Meyer’s fiduciary obligations as an officer of the Company.   The agreement may be terminated by Golden Oak upon 60 days’ written notice.  On a defined change of control event and if Golden Oak terminates its services within 90 days following the event, or if Golden Oak’s services are terminated by Midway without cause, Golden Oak will be entitled to be paid by Midway one-half of the annual service fee in effect at the time of the change of control event.

The Company has not entered into any other employment or consulting agreements with the other named executive officers.

Disclosure Relating to Grants of Plan-Based Awards

The Board of Directors granted stock options at the market price of the Company’s stock on the date prior to the grant date of the options for a five year term:   in May 2010, 500,000 options at an exercise price of $0.71 to Kenneth A. Brunk; in June 2010, 1,175,000 options to directors and the Chief Financial Officer at an exercise price of $0.58 and 530,000 options to employees and in October 2010, 350,000 options to employees at an exercise price of $0.61.  Options granted vest immediately, except that options granted to employees vest as to one-third on the date of grant, one-third on the first anniversary date and the final one-third on the second anniversary date.

Outstanding Equity Awards at Fiscal Year End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Daniel E. Wolfus – Chairman, Chief Executive Officer and Director	200,000 1,000,000 250,000	Nil Nil Nil	Nil Nil Nil	$0.56 $0.86 $0.58	01/07/2014 09/10/2014 06/17/2015	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

Kenneth A. Brunk – President, Chief Operating Officer and Director	166,666 83,333	333,334 166,667	Nil Nil	$0.71 $0.61	05/18/2015 10/22/2015	Nil Nil	Nil Nil	Nil Nil	Nil Nil

Alan D. Branham - Former President, Chief Operating Officer and Director	400,000 50,000 133,334 66,666 200,000	Nil Nil 66,666 133,334 Nil	Nil Nil Nil Nil Nil	$2.04 $2.53 $2.71 $0.56 $0.58	04/13/2014 06/15/2011 07/31/2012 01/07/2014 06/17/2015	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil

Doris A. Meyer Chief Financial Officer and Corporate Secretary	100,000 50,000 100,000 125,000	Nil Nil Nil Nil	Nil Nil Nil Nil	$2.70 $2.71 $0.56 $0.58	11/30/2011 07/31/2012 01/07/2014 06/17/2015	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil

Richard D. Moritz – Vice President of Project Development	33,333	66,667	Nil	$0.58	06/17/2015	Nil	Nil	Nil	Nil

William S. Neal – Vice President of Geological Services	75,000 50,000 20,000 100,000 41,666	Nil Nil Nil 50,000 83,334	Nil Nil Nil Nil Nil	$2.00 $2.71 $3.36 $0.56 $0.58	03/09/2011 07/31/2012 10/30/2012 01/07/2014 06/17/2015	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil

Option Exercises and Stock Vested in 2010

Name	Option Awards		Stock Awards		Option-based Awards – Value Vested during the year (1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	($)
Daniel E. Wolfus	Nil	Nil	Nil	Nil	Nil
Kenneth A. Brunk	Nil	Nil	Nil	Nil	Nil
Alan D. Branham	Nil	Nil	Nil	Nil	19,333
Doris A. Meyer	Nil	Nil	Nil	Nil	Nil
Richard D. Moritz	Nil	Nil	Nil	Nil	Nil
William S. Neal	Nil	Nil	Nil	Nil	14,500

(1)

The value vested is calculated as the dollar value that would have been realized had the option been exercised on the date it vested less the related exercise price multiplied by the number of vesting shares.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2010 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2010, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Pension Benefits

 None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation or termination as a result of a change in control of the Company except for Golden Oak.

As discussed under Employment and Consulting on a defined change of control event and if Golden Oak terminates its services within 90 days following the event, or if Golden Oak’s services are terminated by Midway without cause, Golden Oak will be entitled to be paid by Midway one-half of the annual service fee in effect at the time of the change of control event.

Long Term Incentive Plan Awards

The Company currently does not have a long-term incentive plan.  Accordingly, no such compensation was paid or distributed to the Named Executive Officers during the financial year ended December 31, 2010.  A “long-term incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or SAR plan or plans for compensation through restricted shares or restricted share units.

Director Compensation – 2010

	Fees Earned or			Non-Equity	Non- Qualified
Name	Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Incentive Plan Compensation ($)	Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
George T. Hawes	$8,250	Nil	$80,000	Nil	Nil	Nil	$88,250
Frank S. Yu	$8,250	Nil	$80,000	Nil	Nil	Nil	$88,250
Roger A. Newell	$8,250	Nil	$80,000	Nil	Nil	Nil	$88,250

(1)

This amount represents the theoretical fair value, on the date of grant, of stock options granted under the Plan during the fiscal year ended December 31, 2010.  There was no cash compensation paid to any of the NEOs disclosed in the above table in connection with “option-based awards”.  The grant date fair value has been calculated using the Black Scholes Merton model according to FASB ASC Topic 718 and Section 3870 of the CICA Handbook and will be recognized over the vesting term of the option.  The key assumptions and estimates used for the calculation of the grant date fair value under this model include the risk-free interest rate, expected stock price volatility, expected life and expected dividend yield.

Director Compensation Agreements and Summary of Director Compensation Policies

In 2010 the Company paid its independent directors fees aggregating $24,000. The Company paid its independent directors fees a flat fee of US$500 per meeting attended in 2010.  The directors are entitled to be reimbursed for reasonable expenditures incurred in performing their duties as directors.  In addition, Midway does, from time to time, grant options to purchase common shares to the directors.  In 2010 each director was granted 200,000 stock options at an exercise price of $0.58.

Conflicts of Interest

The directors of Midway are required by law to act honestly and in good faith with a view to the best interest of Midway and to disclose any interests which they may have in any project or opportunity of Midway.  If a conflict of interest arises at a meeting of the board of directors, any director in a conflict will disclose his interest and abstain from voting on such matter.  In determining whether or not Midway will participate in any project or opportunity, that director will primarily consider the degree of risk to which Midway may be exposed and its financial position at that time.

To the best of Midway's knowledge, there are no known existing or potential conflicts of interest among Midway, its promoters, directors, officers or other members of management of Midway as a result of their outside business interests except that certain of the directors, officers, promoters and other members of management serve as directors, officers, promoters and members of management of other public companies, and therefore it is possible that a conflict may arise between their duties as a director, officer, promoter or member of management of such other companies.

The directors and officers of Midway are aware of the existence of laws governing accountability of directors and officers for corporate opportunity and requiring disclosures by directors of conflicts of interest and Midway will rely upon such laws in respect of any directors' and officers' conflicts of interest or in respect of any breaches of duty by any of its directors or officers.  Such directors or officers, in accordance with the British Columbia Business Corporations Act, will disclose all such conflicts and they will govern themselves in respect thereof to the best of their ability in accordance with the obligations imposed upon them by law.

Indebtedness of Directors and Executive Officers

No individual who is or who at any time during the year ended December 31, 2010 was a director or executive officer of the Company, a proposed nominee for election as a director of the Company, an associate of any such director, officer or proposed nominee is, or at any time since the beginning of the last completed financial year has been, indebted to the Company or any of its subsidiaries and no indebtedness of any such individual to another entity is, or has at any time since the beginning of such year been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of March 31, 2011 regarding the ownership of our common stock by:

▪

each person who is known by us to own more than 5% of our shares of common stock; and

▪

each named executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 101,655,246 shares of common stock outstanding as of March 31, 2011.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following March 31, 2011 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Daniel E. Wolfus 10350 Wilshire Blvd., #1604 Los Angeles, CA 90024	3,027,117(2)	3%
Common Stock	Kenneth A. Brunk 7215 South Chapparal Circle East, Centennial, CO 80016	310,665(3)	0%
Common Stock	Alan D. Branham 2778 Spokane Creek Road East Helena, MT 59635	1,150,000 (4)	1%
Common Stock	George T. Hawes 49 Central Drive Plandome, NY 11030	8,890,600(5)	8%
Common Stock	Roger A. Newell 1781 Larkspur Drive Golden, CO 80401	625,000(6)	1%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Frank S. Yu 9721 Orient Express Ct. Las Vegas, NV 89145	2,234,646(7)	2%
Common Stock	Doris A. Meyer Unit 1 – 15782 Marine Drive White Rock, BC V4B 1E6	375,000 (8)	0%
Common Stock	Richard D. Moritz 10484 Reindeer Circle Franktown, CO 80116	58,333 (9)	0%
Common Stock	William S. Neal 3408 Alice Street Helena, MT 59601	261,666 (10)	0%
Total		16,933,027	15%
5% SHAREHOLDERS
Common Stock	George T. Hawes 49 Central Drive Plandome, NY 11030	8,890,600(5)	9%
Common Stock	Barrick Gold Corporation BCE Place, Canada Trust Tower 161 Bay Street, Suite 3700 Toronto, ON M5J 2S1	5,500,000	5%
Common Stock	Matthew Sheerin 56 Sunset Drive Manhasset, NY 11030	8,764,481	9%

(1)

The information as to securities beneficially owned or over which a director or officer will exercise control or direction, not being within the knowledge of Midway, has been furnished by the respective directors and officers individually based on shareholdings in Midway as of March 31, 2011.  All percentages are based on common shares issued and outstanding as of March 31, 2011.

(2)

Includes 1,452,117 common shares and 1,575,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.  All but 56,500 common shares are held by a family trust and Mr. Wolfus may be considered to jointly exercise control and direction over these shares.

(3)

Includes 19,000 common shares and 291,665 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(4)

Includes 100,000 common shares and 1,050,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(5)

Includes 8,215,600 common shares and 675,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(6)

Includes 300,000 common shares and 325,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(7)

Includes 1,709,646 common shares and 525,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(8)

Includes no common shares and 375,000 common shares issuable upon the exercise of options within 60 days of March 31, 2011.

(9)

Includes no common shares and 58,333 common shares issuable upon the exercise of options within 60 days of March 31, 2011

(10)

Includes no common shares and 261,666 common shares issuable upon the exercise of options within 60 days of March 31, 2011

We have no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of March 31, 2011, we had approximately 100 shareholders of record of our common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION AND DIRECTOR INDEPENDENCE

There are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than ten percent of the outstanding common shares, or any known associates or affiliates of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded US$120,000.

Other

As disclosed above under the section titled “Executive Compensation”, we granted options to purchase shares of our common stock to our officers and directors under our Stock Option Plan during the year ended December 31, 2010.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF AUDITOR and AUTHORIZATION TO FIX REMUNDERATION OF AUDITOR

What am I voting on?

The Audit Committee has selected KPMG LLP to be its independent registered accounting firm for the fiscal year ending December 31, 2011.

This proposal seeks ratification of the appointment of KPMG LLP and seeks authorization for the Board of Directors to fix the remuneration to be paid to KPMG LLP.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP and authorization to fix the remuneration to be paid to KPMG LLP.

INFORMATION ON INDEPENDENT REGISTERED ACCOUNTING FIRM

KPMG LLP, Chartered Accountants, was first appointed auditor of the Company on March 3, 1998. Unless otherwise instructed, the proxies given to Management pursuant to this solicitation will be voted for the reappointment of KPMG LLP, Chartered Accountants, as auditor of the Company to hold office until the close of the next annual meeting of the Company, at a remuneration to be fixed by the directors of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	Year ended December 31, 2010 ($)	Year ended December 31, 2009 ($)
Audit Fees	187,000	232,517
Audit Related Fees	Nil	Nil
Tax Fees	20,000	56,500
All Other Fees	Nil	Nil

“Audit Fees” are the aggregate fees billed by KPMG LLP for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” are fees billed by KPMG LLP for professional services.

“Tax Fees” are fees for professional services rendered by KPMG LLP for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

PROPOSAL 4 – RENEWAL OF STOCK OPTION PLAN

What am I voting on?

This proposal seeks authorization to renew the Company’s Stock Option Plan.

INFORMATION ON STOCK OPTION PLAN

The Company adopted its current stock option plan in 2003 as amended on May 12, 2008 (the “Stock Option Plan”). The purpose of the Stock Option Plan is to allow the Company to grant options to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of the Company. The granting of such options is intended to align the interests of such persons and those of the shareholders. Options will be exercisable over periods of up to 10 years as determined by the Board of Directors of the Company and are required to have an exercise price no less than the market price prevailing on the date the option is granted less applicable discount, if any, permitted by the policies of the TSX Venture Exchange (“TSX-V”) and approved by the Board of Directors. Market price means the last closing price per share on the TSX-V on the trading day immediately precedent the day on which the Company announces the grant of the option or, if the grant is not announced, on the date of grant.

Pursuant to the Stock Option Plan, the Board of Directors may from time to time authorize the issue of options to directors, officers, employees and consultants of the Company and its subsidiaries or employees or companies providing management or consulting services to the Company or its subsidiaries. The principal features of the Stock Option Plan are as follows:

1.

The maximum number of common shares to be issued pursuant to the Stock Option Plan shall not exceed 10% of the issued and outstanding shares of the Company at the time of the stock option grant.

2.

Subject to adjustment as provided in the U.S. Plan appended to and forming part of the Stock Option Plan, the aggregate number of common shares that may be issued under the U.S. Plan shall be 3,000,000; provided , however , that the aggregate number of common shares authorized under the U.S. Plan for use in granting Incentive Stock Options shall, at all times, be a part of and subject to the limitations set forth in the Stock Option Plan, and shall be adjusted proportionately to reflect any adjustments to the number of shares authorized under the Stock Option Plan.

3.

The maximum number of shares under option to the benefit of one person under the Stock Option Plan may not exceed 5%, on an annual basis, of the total of the issued and outstanding shares of the Company (on an undiluted basis) at the time of grant (in the case of a consultant, the annual maximum is 2%).

4.

If the holder of the option is engaged in investor relation activities for the Company, the total number of shares under option may not exceed 2% of the total of the issued and outstanding share capital of the Company (on an undiluted basis) at the time of grant.

5.

The options granted will have a maximum term of ten years from the date of grant. The option is non-assignable and non-transferable.

6.

If an optionee ceases to be employed by the Company (other than as a result of termination with cause) or ceases to act as director or officer of the Company, any option held by such optionee may be exercised within 90 days after the date that such optionee ceases to be employed by the Company or ceases to act as director or officer of the Company, as the case may be, or within 30 days if the optionee is engaged in investor relation activities and ceases to be employed to provide investor relation activities.

7.

In the event of death of an optionee, the optionee's heirs or administrators may exercise any portion of that outstanding option up to a period of one year from the date of the optionee's death for the termination date of the option, whichever is earlier.

8.

Any common shares subject to an option which for any reason are cancelled or terminated without having been exercised shall again be available for grant under the Stock Option Plan.

As at March 31, 2011, options to acquire an aggregate of  7,300,000 common shares of the Company have been granted and continued under the Stock Option Plan. The full text of the Stock Option Plan is available for review at the Company's office located at Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 during regular business hours before the Meeting and at the Meeting.

The directors of the Company believe that passing of the following resolution is in the best interest of the Company and recommend that shareholders of the Company vote in favour of the resolution.

PROXIES RECEIVED IN FAVOUR OF MANAGEMENT WILL BE VOTED IN FAVOR OF THE FOLLOWING RESOLUTIONS, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE VOTED AGAINST SUCH RESOLUTIONS.

The Stock Option Plan may be administered by the Company's secretary or such other senior officer or employee as may be designated by the Board from time to time. Upon the approval of the Stock Option Plan by the Company's shareholders, shareholder approval will not be required or sought on a case by case basis for the purpose of the granting of options to and the exercise of options by employees of the Company regularly employed on a full-time basis or part-time basis, director of the Company and persons who perform services for the Company on an ongoing basis or who have provided, or are expected to provide, services of value to the Company.

TSX Venture Exchange Policy 4.4 requires that the Stock Option Plan be approved by the affirmative vote of a majority of the votes cast at the Meeting. Accordingly, the shareholders of the Company will be requested to approve the following ordinary resolution:

"RESOLVED THAT:

1.

the Company's 2008 Stock Option Plan, which makes up to 10% of the issued and outstanding shares of the Company available for issuance thereunder, as described in the Company's Proxy Statement dated March 31, 2011, is hereby ratified and approved;

2.

the Company be authorized to grant options pursuant and subject to the terms and conditions of the Stock Option Plan, entitling the option holders to purchase up to that number of common shares that is equal to 10% of the issued and outstanding share capital of the Company at the time of the grant; and

3.

any one director or officer of the Company, be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to the foregoing resolutions and to complete all transactions in connection with the implementation of the Stock Option Plan."

EQUITY COMPENSATION PLAN INFORMATION

The following summary information is presented for the Stock Option Plan as of December 31, 2010.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options,	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	6,460,000	$1.10	3,183,949
Equity Compensation Plans Not Approved By Security Holders	Not Applicable	Not Applicable	Not Applicable

OTHER MATTERS

Management of the Company knows of no other matters to come before the Meeting other than as set forth above and in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the proxies solicited hereby will be voted on such matters in accordance with the best judgment of the person voting by proxy.

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS

The audited financial statements of Midway for the year ended December 31, 2010 are contained in the Annual Report on Form 10-K which accompanies this Proxy Statement and will be placed before you at the Meeting.  You may also access our disclosure documents through the Internet on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR) at www.sedar.com or at www.sec.gov or the Company’s website at www.midwaygold.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 5, 2011.

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.  The 2010 Annual Report and this Proxy Statement can be accessed on the Company’s website at www.midwaygold.com.  Directions for attending the Annual Meeting of Shareholders can also be found at this website.

At the written request of any stockholder who owns common shares on the record date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2010 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2010 Annual Report on Form 10-K should be mailed to Suite 280, 8310 South Valley Highway, Englewood, Colorado  80112, Attention: Secretary.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in next year’s (2011) proxy statement, shareholder proposals must be submitted in writing to the Company’s Secretary at Midway Gold Corp., Suite 280, 8310 South Valley Highway, Englewood, Colorado 80112 - telephone (720) 979-0900; fax (720) 979-0898, and received no later than December 13, 2011.  Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after February 25, 2012 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors of the Company.

DATED at Vancouver, British Columbia, this 31st day of March 2011.

BY ORDER OF THE BOARD OF DIRECTORS

MIDWAY GOLD CORP.

“Daniel E. Wolfus”

Chairman, Chief Executive Officer and Director

SCHEDULE “A”

Midway Gold Corp.

Audit Committee Charter

I.

MANDATE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of MIDWAY GOLD CORP. ("Midway" or the “Company”) shall assist the Board in fulfilling its financial oversight responsibilities. The Committee's primary duties and responsibilities under this mandate are to serve as an independent and objective party to monitor:

1)

The quality and integrity of Midway's financial statements and other financial information;

2)

The compliance of such statements and information with legal and regulatory requirements;

3)

The qualifications and independence of Midway's independent external auditor (the "Auditor"); and

4)

The performance of Midway's internal accounting procedures and Auditor.

II.

STRUCTURE AND OPERATIONS

A.

 Composition

The Committee shall be comprised of three or more members, at least one of whom is financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities.

B.

Qualifications

Each member of the Committee must be a member of the Board.

The Committee will have at least three members, each of whom:

1)

Satisfies the independence standards specified in Section 121A of the NYSE Amex Equities Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934;

2)

Must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

3)

Is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

C.

Appointment and Removal

In accordance with the By-Laws of Midway, the members of the Committee shall be appointed by the Board and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board.

1

D.

Chair

Unless the Board shall select a Chair, the members of the Committee shall designate a Chair by the majority vote of all of the members of the Committee. The Chair shall call, set the agendas for and chair all meetings of the Committee.

E.

Sub-Committees

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that a decision of such subcommittee to grant a pre-approval shall be presented to the full Committee at its next scheduled meeting.

F.

 Meetings

The Committee shall meet at least once in each fiscal quarter, or more frequently as circumstances dictate. The Auditor shall be given reasonable notice of, and be entitled to attend and speak at, each meeting of the Committee concerning Midway's annual financial statements and, if the Committee feels it is necessary or appropriate, at every other meeting. On request by the Auditor, the Chair shall call a meeting of the Committee to consider any matter that the Auditor believes should be brought to the attention of the Committee, the Board or the shareholders of Midway.

At each meeting, a quorum shall consist of a majority of members that are not officers or employees of Midway or of an affiliate of Midway.

As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the Auditor to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the Auditor and management annually to review Midway's financial statements in a manner consistent with Section III of this Charter.

The Committee may invite to its meetings any director, any manager of Midway, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

III.

DUTIES

A.

Introduction

The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

The Committee shall be given full access to Midway's internal accounting staff, managers, other staff and Auditor as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of, but shall remain subject to, the Board.

B.

Powers and Responsibilities

The Committee will have the following responsibilities and, in order to perform and discharge these responsibilities, will be vested with the powers and authorities set forth below, namely, the Committee shall:

2

Related Party Transactions

1)

To comply with Section 120 of the NYSE Amex Equities Company Guide, the Audit Committee of the Board of Directors shall be required to approve all related party transactions, including any transaction between the Company and any officer, director or 10% shareholder.

Independence of Auditor

2)

Review and discuss with the Auditor any disclosed relationships or services that may impact the objectivity and independence of the Auditor and, if necessary, obtain a formal written statement from the Auditor setting forth all relationships between the Auditor and Midway, consistent with independence standards established by the Canadian Institute of Chartered Accountants.

3)

Take, or recommend that the Board take, appropriate action to oversee the independence of the Auditor.

4)

Require the Auditor to report directly to the Committee.

5)

Review and approve Midway's hiring policies regarding partners, employees and former partners and employees of the Auditor and former independent external auditor of Midway.

Performance & Completion by Auditor of its Work

6)

Be directly responsible for the oversight of the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company (including resolution of disagreements between management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

7)

Review annually the performance of the Auditor and recommend the appointment, compensation or retention of the Auditor.

8)

Provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the board of directors, for payment of:

(a)

compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(b)

compensation to any advisers employed by the Committee; and

(c)

ordinary administrative expenses of the Committee that is necessary or appropriate in carrying out its duties.

9)

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Midway by the Auditor unless such non-audit services:

(a)

which are not pre-approved, are reasonably expected not to constitute, in the aggregate, more than 5% of the total amount of revenues paid by Midway to the Auditor during the fiscal year in which the non-audit services are provided;

(b)

were not recognized by Midway at the time of the engagement to be non-audit services; and

(c)

are promptly brought to the attention of the Committee by Midway and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

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Internal Financial Controls & Operations of Midway

10)

Establish procedures for:

(a)

the receipt, retention and treatment of complaints received by Midway regarding accounting, internal accounting controls, or auditing matters; and

(b)

the confidential, anonymous submission by employees of Midway of concerns regarding questionable accounting or auditing matters.

Preparation of Financial Statements

11)

Discuss with management and the Auditor significant financial reporting issues and judgments made in connection with the preparation of Midway's financial statements, including any significant changes in Midway's selection or application of accounting principles, any major issues as to the adequacy of Midway's internal controls and any special steps adopted in light of material control deficiencies.

12)

Discuss with management and the Auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding Midway's financial statements or accounting policies.

13)

Discuss with management and the Auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on Midway's financial statements.

14)

Discuss with management Midway's major financial risk exposures and the steps management has taken to monitor and control such exposures, including Midway's risk assessment and risk management policies.

15)

Discuss with the Auditor the matters required to be discussed relating to the conduct of any audit, in particular:

(c)

The adoption of, or changes to, Midway's significant auditing and accounting principles and practices as suggested by the Auditor, internal auditor or management.

(d)

The management inquiry letter provided by the Auditor and Midway's response to that letter.

(e)

Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Public Disclosure by Midway

16)

Review Midway's annual and quarterly financial statements, management discussion and analysis (MD&A) and earnings press releases before the Board approves and Midway publicly discloses this information.

17)

Review Midway's financial reporting procedures and internal controls to be satisfied that adequate procedures are in place for the review of Midway's public disclosure of financial information extracted or derived from its financial statements, other than disclosure described in the previous paragraph, and periodically assessing the adequacy of those procedures.

18)

Review disclosures made to the Committee by Midway's Chief Executive Officer and Chief Financial Officer during their certification process of Midway's financial statements about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in Midway's internal controls.

Manner of Carrying Out its Mandate

19)

Consult, to the extent it deems necessary or appropriate, with the Auditor but without the presence of management, about the quality of Midway's accounting principles, internal controls and the completeness and accuracy of Midway's financial statements.

20)

Request any officer or employee of Midway or Midway's outside counsel or Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

21)

Meet, to the extent it deems necessary or appropriate, with management, any internal auditor and the Auditor in separate executive sessions at least quarterly.

22)

Have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee.

23)

Make regular reports to the Board.

24)

Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

25)

Annually review the Committee's own performance.

26)

Provide an open avenue of communication among the Auditor, Midway's financial and senior management and the Board.

27)

Not delegate, other than to one or more independent members of the Committee, the authority to pre-approve, which the Committee must ratify at its next meeting, non-audit services to be provided by the Auditor.

C.

Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Midway's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Auditor.

Approved by the Board of Directors on December 7, 2007

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